[FORM OF TERM LOAN NOTE]

TERM LOAN NOTE

$1,000,000.00	New York, New York
August 22, 2008

FOR VALUE RECEIVED, the undersigned, HYDROGEN, LLC, an Ohio limited liability company, with its principal place of business located at 2 Juniper Street, Versailles, Pennsylvania 15132 (“the “Borrower”), promises to pay to the order of [Name of Lender] (together with its successors and assigns, the “Lender”), on or before the Maturity Date, the principal sum of One Million and No/100 Dollars ($1,000,000.00) in accordance with the terms of this Term Loan Note (this “Note”). This Note is issued pursuant to that certain Loan and Security Agreement, of even date herewith, entered into by and among the Borrower, the Guarantor, the Agent and the Lenders (as amended from time to time, the “Agreement”). Capitalized terms used herein and not defined herein shall have their respective meanings as set forth in the Agreement.

INTEREST; AMORTIZATION; DUE DATE; PREPAYMENT: Interest on the unpaid principal balance hereof shall be computed on the basis of the actual number of days elapsed and a year of 360 days and shall accrue at a rate equal to Twelve Percent (12%) per annum (the “Interest Rate”) and shall be payable in arrears. Following and during the continuation of an Event of Default, interest on the unpaid principal balance shall accrue at a rate equal to Eighteen Percent (18%) per annum (the “Default Interest Rate”).

Principal, interest and all other amounts due to Lender pursuant to this Note, the Agreement and other Loan Documents shall be due and payable by Borrower in accordance with the Agreement.

Borrower may prepay the unpaid principal sum hereof without premium or penalty, provided, however, that, (i) such prepayment is no less than the amount of the remaining outstanding principal sum hereof, and (ii) as part of such prepayment, Borrower shall pay Lender all other amounts due to Lender pursuant to this Note, the Agreement and other Loan Documents, and (iii) in the event Borrower makes such prepayment prior to the Maturity Date, Borrower shall also pay Lender an amount equal to two and one-half percent (2.5%) multiplied by the amount of the Loan prepaid (the “Prepayment Fee”). The Prepayment Fee is intended to compensate Lender for committing and deploying funds for Borrower’s loan pursuant to the Agreement and for Lender’s loss of investment of such funds in connection with such early termination, and is not intended as a penalty.

FEES AND COSTS: All fees, reasonable costs and expenses set forth in the Agreement shall be paid by Borrower in accordance with the terms thereof.

MAXIMUM RATE OF INTEREST: It is intended that the Interest Rate and the Default Interest Rate shall never exceed the maximum rate, if any, which may be legally charged in the State of New York for loans made to corporations (the “Maximum Rate”). If the provisions for interest contained in this Note would result in a rate higher than the Maximum Rate, the interest shall nevertheless be limited to the Maximum Rate and any amounts which may be paid toward interest in excess of the Maximum Rate shall be applied to the reduction of principal, or, at the option of Lender, returned to the Borrower.

NOTICES: All notices shall be given in accordance with the Agreement at Lender’s address designated in the Agreement, or to such other place as Lender may from time to time direct by written notice to Borrower.

APPLICATION OF PAYMENTS: All payments made hereunder shall be made without defense or set-off for any debt or other claim which Borrower may assert against Lender. All payments received hereunder shall be applied in accordance with the provisions of the Agreement.

SECURITY: This Note is secured by the Loan Documents. The Borrower hereby acknowledges, admits and agrees that its obligations under this Note, the Agreement and other Loan Documents are full recourse obligations.

DEFAULTS; REMEDIES: Upon the happening of an Event of Default, the Lender may declare the unpaid principal sum, accrued and unpaid interest and all other amounts under this Note and the Agreement immediately due and payable. In such event, and subject to the Agreement, Lender may enforce the payment of this Note either by proceeding against the Collateral, or against the Borrower in one or more proceedings separately, successively, or simultaneously and in any order or manner permitted by law as Lender deems desirable. Lender shall not be required to exhaust its security before proceeding against the Borrower. None of the rights or remedies of the Lender are to be deemed waived or affected by any failure or delay of the Lender to exercise its rights; and, in addition, the Lender shall have all of its rights and remedies set forth in the Agreement.

The failure to exercise any of the rights and remedies set forth in this Note or the Agreement shall not constitute a waiver of the right to exercise the same or any other option at any subsequent time in respect of the same event or any other event. The acceptance by Lender of any payment which is less than payment in full of all amounts due and payable at the time of such payment shall not constitute a waiver of the right to exercise any of the foregoing rights and remedies at that time or at any subsequent time or nullify any prior exercise of any such rights and remedies without the express written consent of Lender, except as and to the extent otherwise provided by law.

WAIVERS: The Borrower waives demand for payment, presentment for payment, protest, notice of nonpayment or dishonor and any and all other notices and demands whatsoever.

TERMINOLOGY: Any reference herein to Lender shall be deemed to include and apply to every subsequent holder of this Note.

HEADINGS: The headings in this Note are for convenience of reference only and shall not affect the meaning or interpretation of this Note or any provision hereof.

AGREEMENT: Reference is made to the Agreement for provisions as to the Loan, Collateral, fees, charges, remedies and other matters.

APPLICABLE LAW: THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, THE LAWS OF WHICH THE BORROWER HEREBY EXPRESSLY ELECTS TO APPLY TO THIS NOTE, WITHOUT GIVING EFFECT TO PROVISIONS FOR CHOICE OF LAW THEREUNDER. THE BORROWER AGREES THAT ANY ACTION OR PROCEEDING BROUGHT TO ENFORCE OR ARISING OUT OF THIS NOTE SHALL BE COMMENCED IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT.

WAIVER OF JURY TRIAL: BORROWER HEREBY WAIVES ANY AND ALL RIGHTS THAT IT MAY NOW OR HEREAFTER HAVE UNDER THE LAWS OF THE UNITED STATES OF AMERICA OR ANY STATE TO A TRIAL BY JURY OF ANY AND ALL ISSUES ARISING EITHER DIRECTLY OR INDIRECTLY IN ANY ACTION OR PROCEEDING BETWEEN BORROWER, LENDER OR ITS SUCCESSORS AND ASSIGNS, OUT OF OR IN ANY WAY CONNECTED WITH THIS NOTE, THE OTHER LOAN DOCUMENTS, THE OBLIGATIONS AND/OR THE COLLATERAL. IT IS INTENDED THAT SAID WAIVER SHALL APPLY TO ANY AND ALL DEFENSES, RIGHTS, AND/OR COUNTERCLAIMS IN ANY ACTION OR PROCEEDINGS BETWEEN BORROWER AND LENDER. BORROWER WAIVES ALL RIGHTS TO INTERPOSE ANY CLAIMS, DEDUCTIONS, SETOFFS OR COUNTERCLAIMS OF ANY KIND, NATURE OR DESCRIPTION IN ANY ACTION OR PROCEEDING INSTITUTED BY LENDER WITH RESPECT TO THIS NOTE, THE OTHER LOAN DOCUMENTS, THE OBLIGATIONS, THE COLLATERAL OR ANY MATTER ARISING THEREFROM OR RELATING THERETO, EXCEPT COMPULSORY COUNTERCLAIMS.

CONSENT TO JURISDICTION: BORROWER HEREBY (a) IRREVOCABLY SUBMITS AND CONSENTS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN NEW YORK WITH RESPECT TO ANY ACTION OR PROCEEDING ARISING OUT OF THIS NOTE, THE OTHER LOAN DOCUMENTS, THE OBLIGATIONS AND/OR THE COLLATERAL OR ANY MATTER ARISING THEREFROM OR RELATING THERETO, AND (b) WAIVES ANY OBJECTION BASED ON VENUE OR FORUM NON CONVENIENS WITH RESPECT THERETO. IN ANY SUCH ACTION OR PROCEEDING, BORROWER WAIVES PERSONAL SERVICE OF THE SUMMONS AND COMPLAINT OR OTHER PROCESS AND PAPERS THEREIN AND AGREES THAT THE SERVICE THEREOF MAY BE MADE BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO BORROWER AT ITS OFFICES SET FORTH HEREIN OR OTHER ADDRESS THEREOF OF WHICH LENDER HAS RECEIVED NOTICE AS PROVIDED IN THE AGREEMENT.

ASSIGNMENT: Lender reserves the right to sell, assign, transfer, negotiate, or grant participation interests in all or any part of this Note, or any interest in Lender’s rights and benefits hereunder subject to the provisions of the Agreement.

LOST NOTE: In the event of the loss, theft, destruction or mutilation of this Note, upon request of Lender and submission of evidence reasonably satisfactory to the Borrower of such loss, theft, destruction or mutilation, and, in the case of any such loss, theft, or destruction, upon deliver of a bond or indemnity reasonably satisfactory to Lender, or in the case of any such mutilation, upon surrender and cancellation of this Note, Lender will issue a new Note of like tenor as the lost, stolen, destroyed or mutilated Note.

IN WITNESS WHEREOF, this Note has been duly executed and delivered by the Borrower as of the day and year first above written.

HYDROGEN, LLC

By:
Name:	John J. Freeh
Title:	Chief Executive Officer